Assets classified as held for sale	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
Assets classified as held for sale

16.	Assets classified as held for sale

€’000
January 1, 2023	-
Reclassification from property, plant and equipment, net	833
December 31, 2023	833

During 2023, management decided to sell one of its internally developed energy production plants which was previously recorded within assets under construction in note 14. This plant has yet to be completed and management do not consider it to be a priority for the Group and believe selling it would be in the best interest of its stakeholders. There are interested parties, and the sale is expected to be completed before the end of 2024.

The above asset was reclassified from property, plant and equipment at its fair value at the time of reclassification (after booking an impairment charge of €0.8 million during the year). Please see details of the valuation technique and inputs in note 14.